Exhibit 99.1

Occidental Petroleum Announces 3rd Quarter 2018 Results

•            Highest reported and core earnings per share since portfolio optimization in 2014

•            $2.6 billion cash flow from operations before working capital exceeded capital expenditures and dividends by $700 million

•            Continued record earnings in Chemical and Marketing businesses

•            Share repurchases of $887 million

•            Increased cash balance to $3.0 billion

•            Sold non-core midstream assets for $2.6 billion

•            Permian Resources production of 225,000 BOE per day, up 60 percent year-over-year increase

HOUSTON — November 5, 2018 — Occidental Petroleum Corporation (NYSE:OXY) today announced net income for the third quarter of 2018 of $1.9 billion, or $2.44 per diluted share, which included an after-tax gain on the sale of domestic midstream assets of approximately $700 million. Core income for the third quarter of 2018 was $1.4 billion, or $1.77 per diluted share.

“We delivered an exceptional quarter both financially and operationally with the highest earnings per share since our portfolio optimization. Our operating cash flow before working capital of $2.6 billion exceeded capital expenditures and dividends by $700 million, and we returned $1.5 billion to our shareholders. All of our business segments exceeded key performance targets through production growth in the most profitable areas, lower unit costs and better price realizations,” said President and Chief Executive Officer Vicki Hollub. “Our relentless focus remains on allocating free cash flow to investments with the highest returns across our integrated business and returning capital to shareholders through our dividend and share repurchases.”

QUARTERLY RESULTS
Oil and Gas

Oil and gas pre-tax income for the third quarter of 2018 was $767 million, compared to $780 million for the prior quarter. Occidental recorded an impairment charge of $196 million in the third quarter of 2018 as a result of Qatar Petroleum’s decision to take over operatorship and ownership of the Idd El-Shargi North Dome offshore field in Qatar upon the contract expiration in October 2019. Excluding the impairment charge, oil and gas pre-tax income was $963 million. The improvement in third quarter core income, compared to the prior quarter, reflected higher sales volumes across all products.

Total average daily production volumes were 681,000 barrels of oil equivalent (BOE) for the third quarter of 2018, compared to 639,000 BOE in the second quarter of 2018. Permian Resources average daily production volumes improved from the prior quarter by 24,000 BOE, or

12 percent, to 225,000 BOE in the third quarter of 2018, due to improved well performance and development activity. Compared to the third quarter of 2017, Permian Resources production increased by over 60 percent. International average daily volumes increased by 16,000 BOE in the third quarter of 2018, compared to the second quarter of 2018, largely due to the successful debottlenecking and expansion of capacity, as well as improved plant performance at Al Hosn Gas.

For the third quarter of 2018, average WTI and Brent marker prices were $69.50 per barrel and $75.97 per barrel, respectively. Average worldwide realized crude oil prices were $62.67 per barrel for the third quarter of 2018, which was flat compared to the second quarter of 2018.

Chemical

The Chemical segment had another quarter of record earnings. Chemical pre-tax income for the third quarter of 2018 was $321 million, above guidance of $315 million. Compared to the second quarter of 2018 earnings of $317 million, third quarter earnings were relatively flat despite vinyl margins coming under pressure from higher ethylene costs resulting from significant increases in ethane costs. Export caustic soda demand helped offset the decline in vinyl margins.

Midstream and Marketing

Midstream and marketing pre-tax income for the third quarter of 2018 was $1.7 billion, compared to $250 million for the prior quarter. In September 2018, Occidental closed on the sale of certain domestic midstream assets for total consideration of $2.6 billion, of which approximately $2.4 billion was received at closing, resulting in a pre-tax net gain on sale of approximately $900 million. These assets include the Centurion common carrier oil pipeline and storage system, the Southeast New Mexico oil gathering system and the Ingleside Crude Terminal. Occidental retains its long-term flow assurance, pipeline takeaway and export capacity through its retained marketing business. Excluding the gain on sale, midstream pre-tax income from the third quarter of 2018 was $796 million. The increase in third quarter income reflected record earnings in the marketing business as it earned higher marketing margins from improved crude oil spreads. Including the marketing margin from crude oil spreads between Midland and the Gulf Coast, Occidental’s average domestic realized crude oil prices were more than $67.00 per barrel in the third quarter of 2018.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2017.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Jeff Alvarez

713-215-7864
jeff_alvarez@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 3 2018 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

	2017					2018
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Reported Income (Loss) ($ millions)	$117	$507	$190	$497	$1,311	$708	$848	$1,869		$3,425
Reported EPS - Diluted ($/share)	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44		$4.45
Effective tax rate	40%	36%	31%	-653%	1%	32%	26%	28%		28%

Core Income (Loss) ($ millions)	$117	$119	$137	$313	$686	$708	$848	$1,360		$2,916
Core EPS - Diluted ($/share)	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77		$3.79
Effective tax rate	40%	37%	29%	40%	37%	32%	26%	27%		28%

Average Shares Outstanding
Basic (millions)	764.4	764.9	765.5	765.5	765.1	765.6	765.7	761.7		764.3
Diluted (millions)	765.2	765.9	766.4	766.4	765.9	767.0	767.4	763.3		765.8

Production - Reported
Total US (MBOE/D)	303	296	297	319	304	336	358	384		359
US oil (MBBL/D)	192	195	199	214	200	228	240	256		241
Worldwide (MBOE/D)	584	601	600	621	602	609	639	681		643
Worldwide sales (MBOE/D)	583	603	600	624	603	610	622	696		643

Production - Ongoing Operations
Total US (MBOE/D)	278	289	297	319	296	336	358	384		359
US oil (MBBL/D)	190	195	199	214	200	228	240	256		241
Worldwide (MBOE/D)	559	594	600	621	594	609	639	681		643
Worldwide sales (MBOE/D)	558	596	600	624	595	610	622	696		643

Realizations
Worldwide oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$63.12	$62.67		$62.29
Worldwide NGL ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$27.21	$29.55		$27.54
Domestic gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$1.49	$1.58		$1.70

Cash Flows ($ millions)
Operating before working capital	$1,048	$1,031	$1,084	$1,511	$4,674	$1,697	$1,988	$2,553		$6,238
Working capital changes	(535)	81	9	(48)	(493)	(688)	(232)	(149)		(1,069)
Other, net	(8)	737	(7)	(42)	680	-	-	-		-
Operating cash flow	$505	$1,849	$1,086	$1,421	$4,861	$1,009	$1,756	$2,404		$5,169
Capital expenditures	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$(1,287)	$(1,319)		$(3,638)

	2017					2018
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income
Reported Income ($ millions)	$117	$624	$814	$1,311		$708	$1,556	$3,425
Reported EPS - Diluted ($/share)	$0.15	$0.81	$1.06	$1.70		$0.92	$2.02	$4.45
Effective tax rate	40%	37%	36%	1%		32%	29%	28%

Core Income ($ millions)	$117	$236	$373	$686		$708	$1,556	$2,916
Core EPS - Diluted ($/share)	$0.15	$0.31	$0.48	$0.89		$0.92	$2.02	$3.79
Effective tax rate	40%	38%	35%	37%		32%	29%	28%

Average Shares Outstanding
Basic (millions)	764.4	764.7	764.9	765.1		765.6	765.7	764.3
Diluted (millions)	765.2	765.5	765.7	765.9		767.0	767.2	765.8

Production - Reported
Total US (MBOE/D)	303	300	299	304		336	347	359
US oil (MBBL/D)	192	194	196	200		228	234	241
Worldwide (MBOE/D)	584	593	595	602		609	624	643
Worldwide sales (MBOE/D)	583	593	595	603		610	616	643

Production - Ongoing Operations
Total US (MBOE/D)	278	284	288	296		336	347	359
US oil (MBBL/D)	190	193	195	200		228	234	241
Worldwide (MBOE/D)	559	577	584	594		609	624	643
Worldwide sales (MBOE/D)	558	577	584	595		610	616	643

Realizations
Worldwide oil ($/BBL)	$49.04	$47.77	$47.23	$48.93		$61.04	$62.07	$62.29
Worldwide NGL ($/BBL)	$21.59	$20.18	$20.37	$21.63		$25.35	$26.34	$27.54
Domestic gas ($/MCF)	$2.68	$2.48	$2.38	$2.31		$2.06	$1.76	$1.70

Cash Flows ($ millions)
Operating before working capital	$1,048	$2,079	$3,163	$4,674		$1,697	$3,685	$6,238
Working capital changes	(535)	(454)	(445)	(493)		(688)	(920)	(1,069)
Other, net	(8)	729	722	680		-	-	-
Operating cash flow	$505	$2,354	$3,440	$4,861		$1,009	$2,765	$5,169
Capital expenditures	$(752)	$(1,531)	$(2,478)	$(3,638)		$(1,032)	$(2,319)	$(3,638)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(191)	$210	$(190)	$(418)	$(589)	$255	$300	$209		$764
Foreign	418	422	413	514	1,767	502	495	571		1,568
Exploration	(7)	(5)	(3)	(52)	(67)	(7)	(15)	(13)		(35)
	220	627	220	44	1,111	750	780	767		2,297
Chemical	170	230	200	222	822	298	317	321		936
Midstream and Marketing	(47)	119	4	9	85	179	250	1,698		2,127
Segment Income	343	976	424	275	2,018	1,227	1,347	2,786		5,360
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)		(275)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)		(309)
Pre-tax Income	195	792	275	66	1,328	1,047	1,150	2,579		4,776
Taxes
Federal and state	113	(79)	100	769	903	(95)	(76)	(362)		(533)
Foreign	(191)	(206)	(185)	(338)	(920)	(244)	(226)	(348)		(818)
Net Income	$117	$507	$190	$497	$1,311	$708	$848	$1,869		$3,425

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10	$2.44		$4.46
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44		$4.45

Effective Tax Rate	40%	36%	31%	-653%	1%	32%	26%	28%		28%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$510	$81	$(341)	$250	$-	$-	$-		$-
Foreign	-	-	-	4	4	-	-	(196)		(196)
	-	510	81	(337)	254	-	-	(196)		(196)
Chemical	-	-	-	5	5	-	-	-		-
Midstream and Marketing	-	94	-	(120)	(26)	-	-	902		902
Segment Income (Loss)	-	604	81	(452)	233	-	-	706		706
Corporate
Other	-	-	-	-	-	-	-	-		-
Pre-tax Income (Loss)	-	604	81	(452)	233	-	-	706		706
Taxes
Federal and state	-	(216)	(28)	735	491	-	-	(197)		(197)
Foreign	-	-	-	(99)	(99)	-	-	-		-
Net Income	$-	$388	$53	$184	$625	$-	$-	$509		$509

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(191)	$(300)	$(271)	$(77)	$(839)	$255	$300	$209		$764
Foreign	418	422	413	510	1,763	502	495	767		1,764
Exploration	(7)	(5)	(3)	(52)	(67)	(7)	(15)	(13)		(35)
	220	117	139	381	857	750	780	963		2,493
Chemical	170	230	200	217	817	298	317	321		936
Midstream and Marketing	(47)	25	4	129	111	179	250	796		1,225
Segment Income	343	372	343	727	1,785	1,227	1,347	2,080		4,654
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)		(275)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)		(309)
Pre-tax Income	195	188	194	518	1,095	1,047	1,150	1,873		4,070
Taxes
Federal and state	113	137	128	34	412	(95)	(76)	(165)		(336)
Foreign	(191)	(206)	(185)	(239)	(821)	(244)	(226)	(348)		(818)
Net Income	$117	$119	$137	$313	$686	$708	$848	$1,360		$2,916

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.78		$3.80
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77		$3.79

Effective Tax Rate	40%	37%	29%	40%	37%	32%	26%	27%		28%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(122)	$134	$(125)	$(268)	$(381)	$199	$233	$163		$595
Foreign	243	222	240	277	982	255	247	260		762
Exploration	(5)	(4)	(2)	(48)	(59)	(7)	(12)	(11)		(30)
	116	352	113	(39)	542	447	468	412		1,327
Chemical	109	148	129	143	529	230	247	248		725
Midstream and Marketing	(24)	94	21	28	119	146	209	1,342		1,697
Segment Income	201	594	263	132	1,190	823	924	2,002		3,749
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)		(275)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)		(309)
Taxes	64	97	76	574	811	65	121	74		260
Net Income	$117	$507	$190	$497	$1,311	$708	$848	$1,869		$3,425

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10	$2.44		$4.46
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44		$4.45

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$328	$53	$(220)	$161	$-	$-	$-		$-
Foreign	-	-	-	4	4	-	-	(196)		(196)
Exploration	-	-	-	-	-	-	-	-		-
	-	328	53	(216)	165	-	-	(196)		(196)
Chemical	-	-	-	3	3	-	-	-		-
Midstream and Marketing	-	60	-	(77)	(17)	-	-	705		705
Segment Income (Loss)	-	388	53	(290)	151	-	-	509		509
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	-	-	-	-	-	-	-	-		-
Taxes	-	-	-	474	474	-	-	-		-
Net Income	$-	$388	$53	$184	$625	$-	$-	$509		$509

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(122)	$(194)	$(178)	$(48)	$(542)	$199	$233	$163		$595
Foreign	243	222	240	273	978	255	247	456		958
Exploration	(5)	(4)	(2)	(48)	(59)	(7)	(12)	(11)		(30)
	116	24	60	177	377	447	468	608		1,523
Chemical	109	148	129	140	526	230	247	248		725
Midstream and Marketing	(24)	34	21	105	136	146	209	637		992
Segment Income	201	206	210	422	1,039	823	924	1,493		3,240
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)		(275)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)		(309)
Taxes	64	97	76	100	337	65	121	74		260
Net Income	$117	$119	$137	$313	$686	$708	$848	$1,360		$2,916

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.78		$3.80
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77		$3.79

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44		$4.45
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$-	$0.43	$0.07	$(0.29)	$0.21	$-	$-	$-		$-
Foreign	-	-	-	0.01	0.01	-	-	(0.26)		(0.26)
Exploration	-	-	-	-	-	-	-	-		-
Chemical	-	-	-	-	-	-	-	-		-
Midstream and Marketing	-	0.08	-	(0.10)	(0.02)	-	-	0.93		0.92
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	-	-	-	-	-	-	-	-		-
Taxes	-	-	-	0.62	0.62	-	-	-		-
Total After-Tax Non-Core Adjustments	$-	$0.51	$0.07	$0.24	$0.81	$-	$-	$0.67		$0.66

Core Diluted Earnings Per Share	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77		$3.79

Average Diluted Shares Outstanding (millions)	765.2	765.9	766.4	766.4	765.9	767.0	767.4	763.3		765.8

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core earnings (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2017					2018
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains	$-	$510	$81	$56	$647	$-	$-	$-		$-
Asset impairments and related items	-	-	-	(397)	(397)	-	-	-		-
	-	510	81	(341)	250	-	-	-		-
Foreign
Asset sales gains	-	-	-	8	8	-	-	-		-
Asset impairments and related items	-	-	-	(4)	(4)	-	-	(196)		(196)
	-	-	-	4	4	-	-	(196)		(196)

Total Oil and Gas	-	510	81	(337)	254	-	-	(196)		(196)

Chemical
Asset sale gains	-	-	-	5	5	-	-	-		-
Total Chemical	-	-	-	5	5	-	-	-		-

Midstream and Marketing
Asset and equity investment gains	-	94	-	-	94	-	-	902		902
Asset impairments and related items	-	-	-	(120)	(120)	-	-	-		-
Total Midstream	-	94	-	(120)	(26)	-	-	902		902

Corporate
No non-core items	-	-	-	-	-	-	-	-		-
Total Corporate	-	-	-	-	-	-	-	-		-

Taxes (a)	-	(216)	(28)	636	392	-	-	(197)		(197)
Totals	-	388	53	184	625	-	-	509		509

			2017					2018
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains	$-	$328	$53	$35	$416	$-	$-	$-		$-
Asset impairments and related items	-	-	-	(255)	(255)	-	-	-		-
	-	328	53	(220)	161	-	-	-		-
Foreign
Asset sales gains	-	-	-	8	8	-	-	-		-
Asset impairments and related items	-	-	-	(4)	(4)	-	-	(196)		(196)
	-	-	-	4	4	-	-	(196)		(196)

Total Oil and Gas	-	328	53	(216)	165	-	-	(196)		(196)

Chemical
Asset sale gains	-	-	-	3	3	-	-	-		-
Total Chemical	-	-	-	3	3	-	-	-		-

Midstream and Marketing
Asset and equity sales gains	-	60	-	-	60	-	-	705		705
Asset impairments and related items	-	-	-	(77)	(77)	-	-	-		-
Total Midstream	-	60	-	(77)	(17)	-	-	705		705

Corporate
No non-core items	-	-	-	-	-	-	-	-		-
Total Corporate	-	-	-	-	-	-	-	-		-

Taxes (a)	-	-	-	474	474	-	-			-
Income From Continuing Operations	-	388	53	184	625	-	-	509		509
Totals	$-	$388	$53	$184	$625	$-	$-	$509		$509

(a) The fourth quarter of 2017 amount included benefits recognized due to the change in federal tax law and tax rate.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

	2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$1,894	$1,848	$1,865	$2,263	$7,870	$2,454	$2,531	$2,889		$7,874
Chemical	1,068	1,156	1,071	1,060	4,355	1,154	1,176	1,185		3,515
Midstream and Marketing	211	270	266	410	1,157	389	603	1,367		2,359
Eliminations	(216)	(214)	(203)	(241)	(874)	(234)	(227)	(225)		(686)
	2,957	3,060	2,999	3,492	12,508	3,763	4,083	5,216		13,062
Interest, dividends and other income	21	31	20	27	99	29	38	34		101
Gains on sale of assets and equity investments, net	-	512	86	69	667	33	10	926		969
	2,978	3,603	3,105	3,588	13,274	3,825	4,131	6,176		14,132

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,426	1,486	1,357	1,325	5,594	1,363	1,465	1,786		4,614
Selling, general and administrative and other operating expenses	272	352	352	448	1,424	307	402	431		1,140
Taxes other than on income	68	77	76	90	311	108	115	110		333
Depreciation, depletion and amortization	942	989	995	1,076	4,002	921	947	1,023		2,891
Asset impairments and related items	13	-	11	521	545	30	12	214		256
Exploration expense	11	8	8	55	82	15	21	24		60
Interest and debt expense, net	81	86	91	87	345	97	97	96		290
	2,813	2,998	2,890	3,602	12,303	2,841	3,059	3,684		9,584
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	165	605	215	(14)	971	984	1,072	2,492		4,548
Benefit from (provision for) domestic and foreign income taxes	(78)	(285)	(85)	431	(17)	(339)	(302)	(710)		(1,351)
Income from equity investments	30	187	60	80	357	63	78	87		228
NET INCOME	$117	$507	$190	$497	$1,311	$708	$848	$1,869		$3,425

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10	$2.44		$4.46
DILUTED EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44		$4.45

DIVIDENDS PER COMMON SHARE	$0.76	$0.76	$0.77	$0.77	$3.06	$0.77	$0.77	$0.78		$2.32

AVERAGE COMMON SHARES OUTSTANDING
BASIC	764.4	764.9	765.5	765.5	765.1	765.6	765.7	761.7		764.3
DILUTED	765.2	765.9	766.4	766.4	765.9	767.0	767.4	763.3		765.8

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2017				2018
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,494	$2,218	$1,806	$1,672	$1,606	$1,362	$2,954
Trade receivables, net	4,316	3,913	3,749	4,145	5,184	5,521	6,000
Inventories	1,005	920	1,007	1,246	1,057	1,347	1,009
Assets held for sale	162	558	-	474	335	1,664	-
Other current assets	1,261	466	483	733	712	1,096	1,149
Total current assets	8,238	8,075	7,045	8,270	8,894	10,990	11,112
INVESTMENTS
Investments in unconsolidated entities	1,436	1,572	1,526	1,515	1,509	1,551	1,568
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	69,612	68,796	70,315	70,246	71,262	71,214	72,980
Accumulated depreciation, depletion and amortization	(37,607)	(37,330)	(38,250)	(39,072)	(39,918)	(40,782)	(41,825)
	32,005	31,466	32,065	31,174	31,344	30,432	31,155
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	786	869	807	1,067	1,061	1,094	1,122
TOTAL ASSETS	$42,465	$41,982	$41,443	$42,026	$42,808	$44,067	$44,957

CURRENT LIABILITIES
Current maturities of long-term debt	$500	$500	$500	$500	$-	$-	$116
Accounts payable	4,071	3,825	3,734	4,408	5,059	5,412	5,443
Accrued liabilities	2,155	2,050	2,128	2,492	2,011	2,521	2,813
Liabilities of assets held for sale	126	16	-	-	-	145	-
Total current liabilities	6,852	6,391	6,362	7,400	7,070	8,078	8,372
LONG-TERM DEBT, NET	9,322	9,324	9,326	9,328	10,309	10,312	10,198
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,031	1,059	978	581	659	738	1,162
Asset retirement obligations	1,139	1,131	1,134	1,241	1,248	1,244	1,249
Pension and post retirement obligations	976	989	1,002	1,005	1,008	1,010	828
Environmental remediation reserves	736	742	732	728	729	731	740
Other	1,330	1,309	1,240	1,171	1,063	1,023	915
	5,212	5,230	5,086	4,726	4,707	4,746	4,894
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	179	179	179	179	179	179	179
Treasury stock	(9,143)	(9,149)	(9,154)	(9,168)	(9,168)	(9,268)	(10,162)
Additional paid-in capital	7,783	7,824	7,850	7,884	7,916	7,967	7,991
Retained earnings	22,513	22,435	22,032	21,935	22,107	22,361	23,635
Accumulated other comprehensive loss	(253)	(252)	(238)	(258)	(312)	(308)	(154)
Non-controlling interest	-	-	-	-	-	-	4
Total equity	21,079	21,037	20,669	20,572	20,722	20,931	21,493
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,465	$41,982	$41,443	$42,026	$42,808	$44,067	$44,957

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$117	$507	$190	$497	$1,311	$708	$848	$1,869		$3,425
Depreciation, depletion and amortization (see detail below)	942	989	995	1,076	4,002	921	947	1,023		2,891
Deferred income tax (benefit) provision	(108)	84	(87)	(608)	(719)	94	77	379		550
Asset impairments and other non-cash charges	97	(549)	(14)	546	80	(26)	116	(718)		(628)
Operating cash flow before working capital	1,048	1,031	1,084	1,511	4,674	1,697	1,988	2,553		6,238
Working capital changes	(535)	81	9	(48)	(493)	(688)	(232)	(149)		(1,069)
Other, net (a)	(8)	737	(7)	(42)	680	-	-	-		-
Operating cash flow	505	1,849	1,086	1,421	4,861	1,009	1,756	2,404		5,169

INVESTING CASH FLOW
Capital expenditures (see detail below)	(752)	(779)	(947)	(1,160)	(3,638)	(1,032)	(1,287)	(1,319)		(3,638)
Payment for purchases of assets	(19)	(358)	(683)	(4)	(1,064)	(177)	(65)	(484)		(726)
Sales of assets and equity investments, net	-	609	684	110	1,403	275	55	2,415		2,745
Changes in capital accrual	(41)	6	55	102	122	(45)	39	13		7
Other investing activities	140	(17)	(24)	(1)	98	8	(57)	(39)		(88)
Investing cash flow	(672)	(539)	(915)	(953)	(3,079)	(971)	(1,315)	586		(1,700)

FINANCING CASH FLOW
Cash dividends paid	(584)	(584)	(586)	(592)	(2,346)	(592)	(593)	(595)		(1,780)
Purchases of treasury stock	-	(6)	(6)	(13)	(25)	-	(97)	(811)		(908)
Proceeds from long-term debt	-	-	-	-	-	978	-	-		978
Payment of long-term debt	-	-	-	-	-	(500)	-	-		(500)
Other financing activities	12	4	9	3	28	10	5	8		23
Financing cash flow	(572)	(586)	(583)	(602)	(2,343)	(104)	(685)	(1,398)		(2,187)

Increase (decrease) in cash and cash equivalents	(739)	724	(412)	(134)	(561)	(66)	(244)	1,592		1,282
Cash and cash equivalents - beginning of period	2,233	1,494	2,218	1,806	2,233	1,672	1,606	1,362		1,672
Cash and cash equivalents - end of period	$1,494	$2,218	$1,806	$1,672	$1,672	$1,606	$1,362	$2,954		$2,954

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$593	$625	$629	$702	$2,549	$502	$556	$611		$1,669
Latin America	27	32	31	34	124	27	25	26		78
Middle East	144	148	153	151	596	208	183	209		600
Chemical	86	90	86	90	352	87	88	89		264
Midstream and Marketing	81	84	86	89	340	87	86	78		251
Corporate	11	10	10	10	41	10	9	10		29
	$942	$989	$995	$1,076	$4,002	$921	$947	$1,023		$2,891

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Permian Resources	$(280)	$(298)	$(439)	$(513)	$(1,530)	$(574)	$(742)	$(783)		$(2,099)
Permian EOR	(119)	(87)	(100)	(124)	(430)	(124)	(116)	(119)		(359)
Other Domestic	(1)	-	(2)	(4)	(7)	(4)	(2)	-		(6)
Latin America	(29)	(35)	(47)	(52)	(163)	(28)	(59)	(54)		(141)
Middle East	(148)	(135)	(143)	(161)	(587)	(174)	(180)	(160)		(514)
Exploration Drilling	(16)	(42)	(74)	(96)	(228)	(36)	(25)	(48)		(109)
Chemical	(63)	(73)	(63)	(109)	(308)	(41)	(60)	(74)		(175)
Midstream and Marketing	(65)	(89)	(68)	(62)	(284)	(44)	(81)	(68)		(193)
Corporate	(1)	(11)	(11)	(39)	(62)	(7)	(22)	(13)		(42)
GAAP external reporting	(722)	(770)	(947)	(1,160)	(3,599)	(1,032)	(1,287)	(1,319)		(3,638)
Cracker JV investment contributions	(30)	(9)	-	-	(39)	-	-	-		-
	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$(1,287)	$(1,319)		$(3,638)

(a)  The 2017 amount represents collection of $761 million for the 2016 NOL partially offset by 2017 NOL carryback which is expected to be collected in 2018.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2017					2018
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	129	138	139	159	141	177	201	225		201
Permian EOR	145	146	153	155	150	154	153	155		154
South Texas & Other	29	12	5	5	13	5	4	4		4
Total	303	296	297	319	304	336	358	384		359

Latin America	29	33	33	33	32	33	32	31		32

Middle East
Al Hosn	57	75	76	75	71	61	68	81		70
Dolphin	39	43	43	42	42	36	41	41		40
Oman	95	96	95	93	95	85	89	88		87
Qatar	61	58	56	59	58	58	51	56		55
Total	252	272	270	269	266	240	249	266		252

TOTAL REPORTED PRODUCTION	584	601	600	621	602	609	639	681		643

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109	123	139		124
Permian EOR	111	110	115	117	113	117	116	116		116
South Texas & Other	3	2	2	1	2	2	1	1		1
Total	192	195	199	214	200	228	240	256		241
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31	37	41		36
Permian EOR	24	26	28	29	27	28	28	31		29
South Texas & Other	5	2	-	-	2	-	-	1		-
Total	52	53	54	58	55	59	65	73		65
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222	246	270		246
Permian EOR	59	58	57	56	57	56	54	48		53
South Texas & Other	124	50	17	20	53	16	16	14		16
Total	352	286	261	279	294	294	316	332		315

Latin America
Oil (MBBL)	28	32	32	32	31	32	31	30		31
Natural Gas (MMCF)	8	7	7	7	7	6	6	6		6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11	12	14		13
Dolphin	7	7	7	7	7	6	7	7		7
Oman	73	72	71	70	71	64	65	63		63
Qatar	61	58	56	59	59	58	51	56		55
Total	152	151	148	150	150	139	135	140		138
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19	22	26		22
Dolphin	8	8	9	8	8	7	8	8		8
Total	26	32	33	32	31	26	30	34		30
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183	204	246		211
Dolphin	146	166	163	161	159	139	156	158		151
Oman	131	142	141	139	138	127	146	148		142
Total	444	532	533	524	508	449	506	552		504

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2017					2018
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	129	138	139	159	141	177	201	225		201
Permian EOR	145	146	153	155	150	154	153	155		154
Other Domestic	4	5	5	5	5	5	4	4		4
Total	278	289	297	319	296	336	358	384		359

Latin America	29	33	33	33	32	33	32	31		32

Middle East
Al Hosn	57	75	76	75	71	61	68	81		70
Dolphin	39	43	43	42	42	36	41	41		40
Oman	95	96	95	93	95	85	89	88		87
Qatar	61	58	56	59	58	58	51	56		55
Total	252	272	270	269	266	240	249	266		252

TOTAL ONGOING OPERATIONS	559	594	600	621	594	609	639	681		643

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109	123	139		124
Permian EOR	111	110	115	117	113	117	116	116		116
Other Domestic	1	2	2	1	2	2	1	1		1
Total	190	195	199	214	200	228	240	256		241
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31	37	41		36
Permian EOR	24	26	28	29	27	28	28	31		29
Other Domestic	-	-	-	-	-	-	-	1		-
Total	47	51	54	58	53	59	65	73		65
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222	246	270		246
Permian EOR	59	58	57	56	57	56	54	48		53
Other Domestic	16	18	17	20	18	16	16	14		16
Total	244	254	261	279	259	294	316	332		315

Latin America
Oil (MBBL)	28	32	32	32	31	32	31	30		31
Natural Gas (MMCF)	8	7	7	7	7	6	6	6		6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11	12	14		13
Dolphin	7	7	7	7	7	6	7	7		7
Oman	73	72	71	70	71	64	65	63		63
Qatar	61	58	56	59	59	58	51	56		55
Total	152	151	148	150	150	139	135	140		138
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19	22	26		22
Dolphin	8	8	9	8	8	7	8	8		8
Total	26	32	33	32	31	26	30	34		30
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183	204	246		211
Dolphin	146	166	163	161	159	139	156	158		151
Oman	131	142	141	139	138	127	146	148		142
Total	444	532	533	524	508	449	506	552		504

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2017					2018
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	278	289	297	319	296	336	358	384		359

Latin America	28	35	31	36	33	33	31	32		32

Middle East
Al Hosn	57	75	76	75	71	61	68	81		70
Dolphin	39	43	43	42	42	37	41	41		40
Oman	96	96	95	94	95	85	72	102		87
Qatar	60	58	58	58	58	58	52	56		55
Total	252	272	272	269	266	241	233	280		252

ONGOING OPERATIONS	558	596	600	624	595	610	622	696		643
Operations Sold, Exited and Exiting	25	7	-	-	8	-	-	-		-
TOTAL REPORTED SALES	583	603	600	624	603	610	622	696		643

REALIZED PRICES
United States
Oil ($/BBL)	$48.67	$44.94	$45.04	$52.54	$47.91	$61.03	$61.08	$56.36		$59.38
NGLs ($/BBL)	$23.07	$20.47	$22.99	$27.74	$23.67	$26.89	$28.87	$31.82		$29.38
Natural Gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$1.49	$1.58		$1.70

Latin America
Oil ($/BBL)	$48.26	$42.60	$45.54	$56.88	$48.50	$59.24	$65.66	$69.94		$64.90
Natural Gas ($/MCF)	$4.77	$5.18	$5.22	$5.19	$5.08	$5.68	$6.07	$6.74		$6.16

Middle East
Oil ($/BBL)	$49.63	$49.51	$47.84	$54.54	$50.38	$61.45	$66.59	$71.71		$66.80
NGLs ($/BBL)	$18.64	$16.31	$17.01	$20.33	$18.05	$21.89	$23.58	$24.66		$23.50

Total Worldwide
Oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$63.12	$62.67		$62.29
NGLs ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$27.21	$29.55		$27.54
Natural Gas ($/MCF)	$2.07	$1.81	$1.77	$1.74	$1.84	$1.82	$1.58	$1.62		$1.67

Index Prices
WTI Oil ($/BBL)	$51.91	$48.29	$48.21	$55.40	$50.95	$62.87	$67.88	$69.50		$66.75
Brent Oil ($/BBL)	$54.66	$50.92	$52.18	$61.54	$54.82	$67.18	$74.90	$75.97		$72.68
NYMEX Natural Gas ($/MCF)	$3.26	$3.14	$2.95	$2.99	$3.09	$2.87	$2.75	$2.88		$2.83

Percentage of Index Prices
Worldwide oil as a percentage of WTI	94%	96%	96%	97%	96%	97%	93%	90%		93%
Worldwide oil as a percentage of Brent	90%	91%	89%	87%	89%	91%	84%	82%		86%
Worldwide NGL as a percentage of WTI	42%	39%	43%	45%	42%	40%	40%	43%		41%
Worldwide NGL as a percentage of Brent	39%	37%	40%	41%	39%	38%	36%	39%		38%
Domestic gas as a percentage of NYMEX	82%	71%	73%	70%	75%	72%	54%	55%		60%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.47	$13.55	$13.23	$12.94	$13.29	$13.32	$12.80	$12.39		$12.81
Latin America	$14.70	$11.73	$11.83	$13.90	$12.99	$12.17	$12.17	$13.18		$12.51
Middle East	$10.67	$10.04	$9.03	$9.49	$9.79	$10.75	$11.44	$10.56		$10.89
Total Oil and Gas	$12.33	$11.86	$11.25	$11.51	$11.73	$12.24	$12.26	$11.69		$12.04

Taxes other than on income ($/BOE)
United States	$2.07	$2.53	$2.56	$2.69	$2.47	$3.27	$3.19	$2.91		$3.11
Total Oil and Gas	$1.15	$1.27	$1.29	$1.40	$1.28	$1.82	$1.86	$1.63		$1.77

DD&A expense ($/BOE)
United States	$21.74	$23.17	$23.06	$23.93	$22.99	$16.63	$17.07	$17.28		$17.01
Latin America	$10.61	$9.91	$10.81	$10.25	$10.37	$8.99	$8.95	$8.81		$8.91
Middle East	$6.34	$6.02	$6.11	$6.11	$6.14	$9.62	$8.58	$8.15		$8.75
Total Oil and Gas	$14.55	$14.67	$14.74	$15.47	$14.87	$13.44	$13.48	$13.22		$13.38

G&A and other operating expenses ($/BOE)	$3.65	$3.60	$3.88	$3.45	$3.65	$2.74	$2.96	$3.17		$2.97

Exploration Expense ($ millions)
United States	$10	$5	$6	$13	$34	$8	$17	$17		$42
Latin America	1	2	1	1	5	1	1	6		8
Middle East	-	1	1	41	43	6	3	1		10
	$11	$8	$8	$55	$82	$15	$21	$24		$60

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$2	$220	$117	$139		$381	$750	$780
Sales price	150	(109)	13	290		235	66	(22)
Sales volume	(59)	25	(11)	11		(68)	(20)	254
Operating expenses	11	(4)	30	(40)		(11)	(23)	(54)
DD&A rate	93	(1)	7	(3)		171	(5)	43
Exploration expense	7	3	1	(48)		41	(7)	(2)
All others	16	(17)	(18)	32		1	19	(36)
Current quarter core income	$220	$117	$139	$381		$750	$780	$963

Chemical
Prior quarter core income	$152	$170	$230	$200		$217	$298	$317
Sales price	10	61	9	32		36	5	11
Sales volume / mix	43	10	(16)	(4)		(10)	10	15
Operations / manufacturing	(15)	(47)	(10)	(16)		46	6	(31)
All others	(20)	36	(13)	5		9	(2)	9
Current quarter core income	$170	$230	$200	$217		$298	$317	$321

Midstream and Marketing
Prior quarter core income (loss)	$(48)	$(47)	$25	$4		$129	$179	$250
Marketing	-	47	(19)	110		(9)	121	481
Gas plants	8	(12)	4	22		63	(75)	26
Pipelines	(9)	32	(8)	5		(6)	20	33
Power generation	2	1	3	(8)		1	5	6
All others	-	4	(1)	(4)		1	-	-
Current quarter core income (loss)	$(47)	$25	$4	$129		$179	$250	$796

Year-over-Year
Oil & Gas
Prior year core income	$(508)	$(117)	$(49)	$2	$(672)	$220	$117	$139		$476
Sales price	717	281	193	348	1,539	410	624	672		1,706
Sales volume	(15)	(56)	(41)	(44)	(156)	(25)	(159)	24		(160)
Operating expenses	(52)	(57)	(15)	(3)	(127)	(24)	(43)	(127)		(194)
DD&A rate	86	88	95	102	371	175	220	255		650
Exploration expense	(2)	18	2	(38)	(20)	(4)	(13)	(16)		(33)
All others	(6)	(40)	(46)	14	(78)	(2)	34	16		48
Current quarter core income	$220	$117	$139	$381	$857	$750	$780	$963		$2,493

Chemical
Prior year core income	$126	$88	$117	$152	$483	$170	$230	$200		$600
Sales price	126	137	109	104	476	135	86	39		260
Sales volume / mix	26	54	(12)	16	84	(33)	(43)	64		(12)
Operations / manufacturing	(101)	(90)	(32)	(62)	(285)	(12)	48	(5)		31
All others	(7)	41	18	7	59	38	(4)	23		57
Current quarter core income	$170	$230	$200	$217	$817	$298	$317	$321		$936

Midstream and Marketing
Prior year core (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)	$25	$4		$(18)
Marketing	24	62	4	132	222	129	203	697		1,029
Gas plants	13	(5)	9	23	40	77	15	39		131
Pipelines	13	22	9	21	65	23	11	52		86
Power generation	-	(1)	(4)	(2)	(7)	(3)	1	4		2
All others	(2)	5	6	3	12	-	(5)	-		(5)
Current quarter core income (loss)	$(47)	$25	$4	$129	$111	$179	$250	$796		$1,225